                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14a INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the registrant  [X]

Filed by a party other than the registrant  [_]

Check the appropriate box:

[X]  Preliminary proxy statement

[_]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-1(C) or Rule 14a-12



                         ENTOURAGE INTERNATIONAL, INC.
                         -----------------------------
               (Name of Registrant as Specified in its Charter)


                         _____________________________
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held August 18, 1998

To Our Shareholders:

     The Board of Directors cordially invites you to attend the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Entourage International, Inc. (the "Company"), to be held on Tuesday, August 18, 1998 at the Doubletree Hotel Orange County Airport, 3050 Bristol Street, Costa Mesa, CA. 92626 at 3:00 p.m., or at such time and place to which the Annual Meeting may be adjourned or recessed, for the following purposes:

     1.  To elect directors.

     2. To consider and act upon a proposal to amend Article One of the Articles of Incorporation of the Company to change the name of the Company to "Biozhem Cosmeceuticals, Inc.".

     3. To consider and act upon a proposal to amend Article Four of the Articles of Incorporation of the Company, as set forth in Exhibit A to
                                                                   ---------
         the Proxy Statement accompanying this notice, to (i) reclassify each share of Common Stock of the Company issued and outstanding into one fifth (1/5) of a share of Common Stock; (ii) increase the number of authorized shares of Common Stock to 100,000,000 shares; (iii) authorize 10,000,000 shares of Preferred Stock; and (iv) authorize the Board of Directors to establish series of shares of Preferred Stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established.

     4. To consider and act upon a proposal to amend Article Nine of the Articles of Incorporation, as set forth in Exhibit B to the Proxy
                                                    ---------
         Statement, to eliminate cumulative voting by shareholders in the election of directors.

     5. To consider and act upon a proposal to amend the Articles of Incorporation of the Company by adding a new Article Ten, as set forth in Exhibit C to the Proxy Statement, to limit the personal liability of
            ---------
         directors to the Company or its shareholders for monetary damages in certain circumstances.

     6. To consider and act upon a proposal to amend the Articles of Incorporation of the Company by adding a new Article Eleven, as set forth in Exhibit D to the Proxy Statement, to permit action by the
                  ---------
         shareholders of the Company to be taken by written consent signed by shareholders having at least the number of votes that would be necessary to take such action at a meeting of the shareholders.

     7. To consider and act upon a proposal to adopt the 1998 Stock Option Plan of Entourage International, Inc., as set forth in Exhibit E to the
                                                           ---------
         Proxy Statement, pursuant to which options to acquire up to 1,000,000 shares of Common Stock of the Company may be granted to officers, key employees and directors of the Company and its subsidiaries.

     8. To act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on July 17, 1998 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting.

     The Board of Directors sincerely hopes you can attend the meeting in person. If you cannot attend, please mark, date and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.


                                    By order of the Board of Directors


                                    John C. Riemann
                                    Chairman

San Juan Capistrano, CA.
Dated:  July 18, 1998

                         ENTOURAGE INTERNATIONAL, INC.
                         32240 Paseo Adelanto, Suite A
                        San Juan Capistrano, CA.  92675
                                (714) 488-2184

                            -----------------------
                                PROXY STATEMENT
                            -----------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         To be held on August 18, 1998


       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Entourage International, Inc., a Texas corporation (the "Company" or "Entourage"), of the enclosed proxy (the "Proxy") to be used at the Company's 1998 Annual Meeting of shareholders (the "Annual Meeting") to be held on August 18, 1998, at the Doubletree Hotel, Costa Mesa, California, at 3:00 p.m., or at such time and place to which the Annual Meeting may be adjourned or recessed, for the purposes set forth in the accompanying Notice. This Proxy Statement and the enclosed Proxy were first sent or given to the Company's shareholders on or about July 18, 1998.

       Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The Proxy, if properly executed and returned, will be voted (or withheld or abstained from voting) according to the choices specified thereon. The Proxy will be voted in favor of (i) the election of each Nominee named therein, unless a choice is indicated to withhold authority to vote for such Nominee, and (ii) each proposal described therein unless a choice is indicated to vote against or to abstain from voting on any specific proposal.

       The Proxy, even though executed and returned, may be revoked if the Company receives written notice of such revocation at the address specified above at or prior to the Annual Meeting, or if the record shareholder attends the Annual Meeting and votes in person.

       The original solicitation will be conducted by mail. The Company will bear the expense of solicitation of proxies, including the charges and expenses of brokerage firms and others incurred in forwarding solicitation material to beneficial owners of stock. Further solicitation of proxies may be made by telephone or oral communication with shareholders of the Company following the original solicitation. All further solicitation will be by regular employees of the Company who will not be additionally compensated therefor.


Record Date - Outstanding Securities - Cumulative Voting

       Only holders of Common Stock of the Company of record at the close of business July 17, 1998, are entitled to notice of and to vote at the meeting. At that date, there were outstanding 24,726,407 shares of the Company's Common Stock.

       Generally, holders of Common Stock are entitled to cast one vote for each share held by them. However, the Company's Articles of Incorporation do not deny cumulative voting, and so, under Texas law, shareholders are entitled to cumulate votes for nominees to become directors at the Annual Meeting if one or more shareholders have given written notice of an intention to cumulate votes to the Secretary of Entourage on or before the business day preceding the Annual Meeting. All shareholders may cumulate their votes if any shareholder gives proper written notice of an intent to cumulate his votes. Cumulative voting allows a shareholder to give one nominee for director a number of votes equal to the number of nominees to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or to distribute that shareholder's votes under the same formula among as many nominees as the shareholder sees fit. If voting is to be on a cumulative basis at the Annual Meeting, the persons authorized to vote shares represented by the enclosed proxy will have full discretion and authority to vote cumulatively and allocate votes among all or any of the nominees in such order as they determine, unless authority to vote for the election of directors or for any particular nominee is withheld. The enclosed proxy card also contains a grant of discretionary authority to give notice to cumulate votes and to cast cumulative votes, so that the holders of the enclosed proxy may initiate cumulative voting in their discretion.

                             ELECTION OF DIRECTORS

Information Concerning Directors

       It is proposed that five directors will be elected at the meeting, each to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company. There are no family relationships among any of the directors of the Company. The names of the persons nominated by management, together with information as to their principal occupations, age, and experience, are as follows:

John C. Riemann, age 57, has been a Director of Entourage since 1991, and was Executive Vice President of Entourage from October 1991 to May 1994. In December 1995, he was elected Chairman, Chief Executive Officer and President of the Company. Mr. Riemann is President and Founder of Biogime Franchise Services, Inc., a company formed in 1994. From 1987 to 1996, Mr. Riemann was President of JCR Enterprises, a company engaged in the production of television commercials and the placement of advertising media.

Warren Hernand, age 61, was a Director of Entourage from 1991 to 1993, and has been a Director since 1995. He is currently a financial consultant for IAMCO Corporation, a financial services company that he has owned since 1982.

Stan R. Wylie, age 55, has been a Director of Entourage since December 1995. Since March 1995, he has been a self employed financial consultant. Mr. Wylie was employed from 1992 to 1995 by several related technology companies located in Houston and Dallas. Mr. Wylie was Chief Financial Officer of Entourage from 1986 to 1991.

Paul A. Reyff, age 68, has been a Director of Entourage since December 1995. Mr. Reyff is a retired Navy captain formerly employed by the Office of the Secretary of Defense as a Business and Industry Specialist. He has been Chief Executive Officer of New England Investment Company from 1979 to 1998.

Alan Goldsberry, age 45, has been a Director of Entourage since December 1995. Mr. Goldsberry is the founder of Allied Waste Industries, Inc., a NASDAQ listed company. After resigning in 1992, Mr. Goldsberry pursued a variety of business ventures and currently advises executive management teams of fast growth companies. Mr. Goldsberry is President of an investment company engaged in identifying and acquiring stock in emerging public companies.

Board Matters

       The Board of Directors of the Company met five times during the fiscal year ended September 30, 1997. The Board has established two standing committees. The Nominating Committee, comprised of Messrs. Riemann and Hernand, makes recommendations of persons to serve on the Company's Board of Directors. The Nominating Committee met one time during fiscal 1997. The Compensation Committee, comprised of Messrs. Hernand and Wylie, makes recommendations to the Board of Directors regarding the compensation and benefits of officers. There were no Compensation Committee meetings held during fiscal 1997.The Company does not have an Audit Committee.

       No director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the director served.

Beneficial Ownership of Common Stock

       The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of June 18, 1998, by (i) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director,
(iii) the Chief Executive Officer and President, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated. All information with respect to beneficial ownership has been furnished by the shareholders to the Company.

Name and address                           Amount and
  of Beneficial                            Nature of            Percent of
     Owner                            Beneficial Ownership        Class
----------------                      --------------------      ----------
John C. Riemann                             3,217,534              13.3%
c/o Entourage International, Inc.
32240 Paseo Adelanto, Ste. A
San Juan Capistrano, CA.  92675

Brian P. Burns                              3,100,000              12.8%
100 Bush Street, Suite 1250
San Francisco, CA  94104

Paul Reyff, Sr.                             1,490,026 (1)           6.2%
36 Cove CT.
Napa, CA.  94559

Warren Hernand                              1,268,750 (2)           5.2%
33 Bay Point Village Dr.
San Rafael, CA.  94901

Michael Riemann                             1,657,815 (3)           6.8%
32240 Paseo Adelanto, Ste. A
San Juan Capistrano, CA.  92675

Paul Reyff, Jr.                             1,505,029               6.2%
210 Atherton Ave.
Atherton, CA.  94027

Michael Sabo                                1,250,000               5.2%
1301 Spring St., Ste. 5B
Seattle, WA.  98104

Stan R. Wylie                                 481,031               2.0%
15306 Quiet Creek
Houston, TX  77059

Alan Goldsberry                               107,550                -
3245 Able CT.
Marietta, GA 30062

All Directors and Executive                 6,564,891              27.1%
Officers as a group
(5 persons)

_______________
(1) Includes 85,000 shares owned by New England Investment, Inc., a company controlled by Paul Reyff, Sr.

(2) Includes 1,143,750 shares owned by IAMCO Corporation, a company controlled by Mr. Hernand.

(3) Includes 725,015 shares owned by Orange National Bank F.B.O., Lisa Reyff IRA. Lisa Reyff is the wife of Michael Riemann.

Compensation of Executive Officers and Directors

       The following table sets forth certain information regarding compensation paid by the Company during the fiscal years ended September 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and President. No other executive officer of the Company received compensation which exceeded $100,000 during the fiscal year ended September 30, 1997.

                                                                Long-term
                                                Annual         Compensation
                                             Compensation    ----------------
Name and                     Fiscal Period   ------------    Restricted Stock
Principal Position               Ended          Salary            Awards
--------------------------   -------------   ------------    ----------------

John C. Riemann                 9/30/97        $100,000         $43,000(1)
Chief Executive Officer
and President

John C. Riemann                 9/30/96          74,997             -0-
Chief Executive Officer

and President (2)

Julie Martin                    9/30/96          22,500             -0-
President (3)

Julie Martin                    9/30/95          90,000             -0-
President

________________
(1) Includes 1,000,000 shares of Common Stock awarded to Mr. Riemann in January 1997 for his accomplishments in respect of the Company's restructuring in 1996 and 75,000 shares of Common Stock awarded to Mr. Riemann in January 1997 as compensation for his services on the Board of Directors during fiscal 1996, in lieu of cash payments therefor. The estimated fair market value of these restricted shares of Common Stock on their date of issuance to Mr. Riemann was $.04 per share.

(2)  Mr. Riemann was elected to these positions in December 1995.

(3)  Ms. Martin resigned this position in December 1995.

Option Grants and Exercises in Last Fiscal Year

       During fiscal 1997, no options to acquire Common Stock of the Company were granted and no outstanding options were exercised. No officer or director of the Company holds any option to acquire shares of Common Stock of the Company.

Compensation of Directors

       The Company has historically paid all directors fees of $3,000 per year. In lieu of cash payments of director's fees for service during fiscal 1997, Messrs. Riemann, Hernand, Wylie, Reyff and Goldsberry were each awarded 75,000 shares of Common Stock, valued at $.04 per share, in January 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       In May 1994, the Company entered into an agreement with Biogime Franchise Services, Inc. ("B.F.S."), a company controlled by Mr. Riemann, pursuant to which BFS provided to the Company all of the franchise services formerly conducted by the franchise division of the Company. In January 1997, the Company acquired BFS by the issuance of shares of Common Stock to the BFS shareholders, including Mr. Riemann, his wife and two adult children, Mr. Paul Reyff, Sr. and Mr. Paul Reyff, Jr. Pursuant thereto, Mr. Riemann and his wife received 1,637,534 shares of Common Stock, Mr. Riemann's adult children received an aggregate of 2,091,607 shares of Common Stock, Mr. Reyff, Sr. received 1,250,026 shares of Common Stock and Mr. Reyff, Jr. Received 1,400,029 shares of Common Stock.

       In January 1997, the Company issued 1,143,750 shares of Common Stock to IAMCO Corporation, a company controlled by Mr. Hernand, for consulting and advisory services rendered from April 1995 through November 1996 in connection with the Company's restructuring.

       In January 1997, the Company issued 348,750 shares of Common Stock to Mr. Wylie for financial consulting services rendered by Mr. Wylie from April 1995 through November 1996 in connection with the Company's restructuring.


             CHANGE OF COMPANY NAME TO BIOZHEM COSMECEUTICALS, INC.

       The Board of Directors proposes that Article One of its Articles of Incorporation be amended to change the name of the Company to "Biozhem Cosmeceuticals, Inc.". The Board of Directors believes that the proposed new name of the Company will have various beneficial effects on the Company's image, marketing efforts and public recognition. The Company presently holds the trademark rights relating to the use of the word "Biozhem".

       The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment to Article One of the Articles of Incorporation.

  The Board of Directors Recommends a Vote "FOR" the Adoption of the Proposal.


RECLASSIFICATION OF SHARES OF COMMON STOCK, INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZATION OF SHARES OF PREFERRED STOCK

       The Company's Articles of Incorporation presently authorize the issuance of up to 25,000,000 shares of Common Stock, with a par value of $.001 per share ("Common Stock"). As of June 18, 1998, there were 24,726,407 shares of Common Stock issued and outstanding. The issuance of preferred stock ("Preferred Stock") is not presently authorized by the Articles of Incorporation.

       The Board of Directors proposes that Article Four of the Articles of Incorporation be amended to (i) reclassify each share of issued and outstanding Common Stock of the Company into one-fifth (1/5) of a share of Common Stock ,
(ii) increase the number of authorized shares of Common Stock to 100,000,000,
(iii) authorize 10,000,000 shares of Preferred Stock, and (iv)authorize the Board of Directors to establish series of Preferred Stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established. A copy of Article Four of the Articles of Incorporation, including the proposed amendments herein described, is annexed to this Proxy Statement as Exhibit A.
                                                        ---------

       Holders of shares of Common Stock or shares of the proposed Preferred Stock would not be entitled to preemptive or other rights to subscribe for shares of Common Stock or Preferred Stock that may be issued by the Company in the future.

       If the proposed amendment is approved by the shareholders, shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. All shares of Preferred Stock shall be of equal rank, except that the Board of Directors may fix any specific terms of any series of Preferred Stock with respect to dividends, voting rights, conversion privileges, redemption rights, sinking fund provisions, liquidation rights and other relative rights, preferences and limitations of such series. The Board of Directors will have broad discretion with respect to designating and establishing the terms of each series of Preferred Stock prior to its issuance.

       The effect of the authorization and issuance of Preferred Stock on the holders of Common Stock will depend on the terms of issuance of such Preferred Stock as designated by the Board of Directors. The effects of such issuance could include: (i) reduction of the amount of funds otherwise available for payment of dividends on Common Stock, (ii) restriction on dividends payable on Common Stock, if dividends on Preferred Stock are in arrears, (iii) dilution of the voting power of Common Stock, if the Preferred Stock has voting rights, and
(iv) restriction on the rights of holders of Common Stock to share in the Company's assets upon liquidation.

       Authorizing Preferred Stock and increasing the number of shares of Common Stock available for issuance by the Company might have the effect of discouraging or making more difficult an attempt to remove incumbent management or gain control of the Company, even if such transactions are perceived by the shareholders to be generally favorable to them. Further, the issuance of any capital stock, whether Preferred Stock or Common Stock, could dilute the ownership of persons seeking to acquire control of the Company and increase the total cost of a tender offer, merger or other business combination to an extent which would render the cost of such a transaction unattractive to a potential acquiror. The Broad of Directors is not aware of any plans by any person to seek control of the Company.

       The Board of Directors believes that the reclassification of the Common Stock is desirable in order to increase the value of each share of Common Stock, as reclassified, thereby possibly enhancing the trading market for the Common Stock. In addition, the reclassification, if approved, would reduce the number of issued and outstanding shares of Common Stock to approximately 4,945,000, and thereby make available additional shares of Common Stock for issuance by the Company.

       The Board of Directors believes that it is desirable to authorize the Preferred Stock and the additional Common Stock. The availability of the Preferred Stock and the additional Common Stock may enable the Company to take prompt action with respect to corporate opportunities that may materialize in the future. For example, such shares could be issued as consideration in acquisition transactions or offered publicly or privately to raise additional capital. In addition, they could be utilized in connection with employee compensation plans or used for stock splits, dividends or other corporate purposes.

       Approval of the proposed amendment will not operate as shareholder authorization of transactions involving the issuance of Common Stock or Preferred Stock which may require shareholder approval. Unless required by applicable law, the Company does not presently intend to obtain shareholder approval prior to the issuance of any Common Stock or Preferred Stock. The Company does not have any present plans, undertakings, agreements or commitments relating to the issuance of shares of Preferred Stock or the additional shares of Common Stock proposed to be authorized.

       The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment to Article Four of the Articles of Incorporation.

   The Board of Directors recommends a Vote "FOR" the Adoption of the Proposal.


                        ELIMINATION OF CUMULATIVE VOTING

       Reference is made to the discussion of cumulative voting set forth on pages 2 and 3 of this Proxy Statement. The Board of Directors proposes that Article Nine of the Articles of Incorporation be amended to eliminate cumulative voting by shareholders in the election of directors. A copy of Article Nine of the

Articles of Incorporation, as proposed herein for amendment, is annexed to this Proxy Statement as Exhibit B.
                   ---------

       If the proposed amendment is approved by the shareholders, in future elections of directors of the Company the holders of a majority of shares voting for the election of directors can elect all of the directors if they choose to do so, thereby eliminating the possibility of the election, through the use of cumulative voting rights, of one or more members to the Board of Directors by holders of less than a majority of the shares voting for the election of directors.

       The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment to Article Nine of the Articles of Incorporation.

  The Board of Directors Recommends a Vote "FOR" the Adoption of the Proposal


                 LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

       The Board of Directors recommends that the shareholders consider and approve a proposal to amend the Company's Articles of Incorporation to include a new Article Ten. The proposed Article Ten would limit the personal liability of the Company's directors to the Company or its shareholders for monetary damages for certain acts or omissions by the directors in their capacities as directors.

       The proposed Article Ten is consistent with Article 7.06 of the Texas Miscellaneous Corporation Laws Act ("TMCLA"). Article 7.06 of the TMCLA is designed, among other things, to encourage qualified individuals to serve as directors of certain Texas corporations by permitting such corporations to include in their Articles of Incorporation a provision eliminating director's liability for monetary damages for certain acts or omissions. Article 7.06 of the TMCLA is an enabling provision only. An amendment to the Articles of Incorporation approved by shareholders is required to effect the permitted limitation on liability.

       The Board of Directors believes that it is appropriate and advisable that the shareholders adopt the proposed amendment to the Articles of Incorporation and recommends that the shareholders vote to approve and adopt the proposed amendment.

Background and Reasons for Proposed Amendment

       In performing their duties, directors of a Texas corporation are obligated as fiduciaries to exercise their business judgment and act in what they reasonably determine in good faith, after consideration, to be in the best interests of the corporation and its shareholders. Decisions made on that basis are protected by the so-called "business judgment rule" and should not be second-guessed by a court in the event of a lawsuit challenging such decisions. The business judgment rule is designed to protect directors from personal liability to the corporation or its shareholders when their business decisions are subsequently challenged. However, due to the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, as a practical matter directors and officers of a corporation rely on indemnity from and insurance procured by the corporation they serve as financial protection in the event of such expenses or unforeseen liability. The Texas legislature has recognized that adequate insurance and indemnity provisions are often a condition of an individual's willingness to serve as a director of a Texas corporation. The Texas statutes have for some time specifically permitted a corporation to provide indemnity and procure insurance for its directors and officers, and the existing Bylaws of the Company presently provide for indemnification of officers and directors of the Company.

       Changes in the market for directors and officers liability insurance in the past have from time to time resulted in the unavailability for directors and officers of many corporations of any meaningful liability insurance coverage. Insurance carriers have in certain cases declined to renew existing directors and officers liability policies, or have increased premiums to such an extent that the cost of obtaining such insurance becomes prohibitive. Moreover, current policies often exclude coverage for areas where the service of qualified independent directors is most needed. For example, many policies do not cover liabilities for expenses arising from directors' and officers' activities in response to attempts to take over a corporation. Such limitations on the scope of insurance coverage, along with high deductibles and low limits of liability, have from time to time limited the availability of meaningful directors and officers liability insurance coverage. According to published sources, the inability of corporations to provide meaningful director and officer liability insurance can have a damaging effect on the ability of public corporations to recruit and retain corporate directors.

       Recognizing the potential threat to Texas corporations caused by the changes in the market for liability insurance for directors and officers, the Texas legislature amended the TMCLA in 1987 to permit Texas corporations to limit director liability under certain circumstances. The proposed amendment to the Articles of Incorporation is consistent with the amendment to the TMCLA. The primary purpose of the proposed amendment and the reason it is being recommended to shareholders is to ensure that the Company will be able to attract individuals with the ability to serve as its directors.

Description of Proposed Amendment to the Articles of Incorporation

       The following description is a summary of the proposed amendment, which would add a new Article Ten to the Articles of Incorporation of the Company. The text of the proposed amendment is set forth in Exhibit C annexed to this Proxy
                                               ---------
Statement and should be read in its entirety by shareholders.

       The proposed Article Ten provides that a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for an act or omission in the director's capacity as a director except for liability of a director for (i) a breach of the director's duty of loyalty to the Company or its shareholders; (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; (iv) an act or omission for which the liability of a director is expressly provided for by statute; or (v) an act related to an unlawful stock repurchase or payment of a dividend.

       The adoption of the proposed amendment would affect shareholders in several ways. First, the proposed amendment would limit the remedies available to shareholders dissatisfied with a decision of the Board of Directors for the reason that the decision was made without the requisite care; a shareholder would not be able to recover monetary damages from a director for negligence or gross negligence in satisfying the director's duty of care. For example, a shareholder would forego any potential cause of action against the directors for any breach of fiduciary duty involving a grossly negligent business decision regarding takeover or merger proposals concerning the Company. Second, the proposed amendment may have the effect of reducing the likelihood of derivative litigation against directors for breach of their duty of care, even though such litigation, if successful, might otherwise have benefitted the Company and its shareholders. These effects, as well as others, should be considered.

       While Article Ten provides directors with protection from awards of monetary damages for breach of the duty of care, it does not eliminate the director's duty of care. Accordingly, proposed Article Ten would have no effect on the availability of equitable remedies such as an injunction or rescission based upon a director's breach of the duty of care. However, as a practical matter, those equitable remedies may be unavailable or inadequate. For example, shareholders may not be aware of a proposed transaction until it is too late to prevent its completion and may thus have no effective remedy. Furthermore, even if Article Ten is approved by the shareholders, liabilities which arose out of acts or omissions occurring prior to adoption of Article Ten would not be covered by Article Ten, so that directors would remain potentially liable for monetary damages in connection with any such acts or omissions. In addition, Article Ten would apply only to claims against a director arising out of his role as a director, and would not apply, if he were also an officer, to his role as an officer or in any capacity other than that of a director. Also, nothing in the amendment reduces the exposure of the directors to liability under federal or state securities laws. Because of the exceptions to and limitations of proposed Article Ten, the Company may decide to purchase directors and officers liability insurance even if Article Ten is adopted.

       If the Texas Business Corporation Act ("TBCA"), the TMCLA, or other applicable law is amended after approval by the shareholders of the proposed amendment to the Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company would be eliminated or limited to the fullest extent permitted by the TBCA, the TMCLA or such other applicable law, as so amended, by the new Article Ten, which incorporates by reference any such future amendments. As a result, neither the directors nor the shareholders of the Company would have the opportunity to consider whether an amendment further limiting potential director liability should be incorporated into the Company's Articles of Incorporation. Rather, such an amendment to the TBCA, the TMCLA, or other applicable law would automatically become part of the Articles of Incorporation.

       In the event Article Ten is repealed or modified by the shareholders, none of the rights and protections existing at the time of the repeal or modification would be adversely affected. Once such rights and protections are conferred upon the directors, they could not be eliminated with respect to the period of time during which Article Ten was in force.

       Members of the present Board of Directors are potentially benefitted, at the potential expense of the shareholders, by the proposed Article Ten, and therefore the directors have a personal interest in the passage of this proposal. Shareholder approval may have the effect of eliminating any questions regarding conflict of interest, and therefore, a shareholder may be estopped from challenging the enforceability of proposed Article Ten. However, the Board of Directors believes that the proposed amendment is in the best interests of the shareholders as well as the Company. The amendment will assist in maintaining the Company's ability to attract and retain qualified individuals to serve as directors by assuring directors and potential directors that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. The Board of Directors believes that the diligence exercised by directors stems primary from their desire to act in the best interest of the corporation and not from a fear of monetary damage awards. Consequently, the Board of Directors believes that the level of scrutiny and care exercised by directors of the Company would not be lessened by the adoption of the amendment. For these reasons, the Board of Directors has determined that the adoption of its proposed amendment is in the best interest of the Company.

       The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment to Article Ten of the Articles of Incorporation.

  The Board of Directors Recommends a Vote "FOR" the Adoption of the Proposal.


                     SHAREHOLDER ACTION BY WRITTEN CONSENT

       The Board of Directors recommends that the Articles of Incorporation be amended by adding a new Article Eleven, a copy which is set forth in Exhibit D
                                                                     ---------
annexed to this Proxy Statement. Article 9.10A of the TBCA provides that the Articles of Incorporation of a Texas corporation may provide that any action required by the TBCA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

       Article 9.10A further provides that every written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall bear the date of signature of each shareholder who signs the consent. No written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall be effective to take the action that is the subject of the consent unless, within 60 days after the date of the earliest dated consent delivered to the corporation in the manner required by Article 9.10A, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the corporation by delivery to its registered office, registered agent, principal place of business, transfer agent, registrar, exchange agent or an officer or agent of the corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the corporation's principal place of business shall be addressed to the president or principal executive officer of the corporation. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

       The Board of Directors believes that the adoption by the shareholders of the proposed Article Eleven may permit the shareholders to approve actions by the Company which require shareholder approval and avoid the delay and expense associated with the holding of a special shareholders meeting. Approval of proposed Article Eleven will not reduce the number of shareholder votes necessary to approve a proposed transaction. As noted above, if Article Eleven is adopted, prompt notice of any shareholder action taken by written consent would be required to be provided to all other shareholders. Article Eleven could have the effect of limiting the opportunity for a shareholder who is opposed to a proposed shareholder action to appear at a meeting of shareholders to attempt to persuade other shareholders not to approve the proposed action.

       The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Company is required for the approval of the proposed amendment to Article Eleven of the Articles of Incorporation.

  The Board of Directors Recommends a Vote "FOR" the Adoption of the Proposal.

                             1998 STOCK OPTION PLAN

       On July 6, 1998, the Board of Directors of the Company approved and recommended for submission to the shareholders for their adoption the 1998 Stock Option Plan of Entourage International, Inc. (the "1998 Plan") which would be effective on July 6, 1998 subject to the approval of the shareholders. Approval of the adoption of the Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and voting at the annual meeting. A copy of the Plan is attached to this proxy statement as Exhibit E. Shareholders are advised to read the Plan thoroughly.
---------

       The purpose of the Plan is to provide the officers and employees of the Company and its subsidiaries and other eligible individuals an incentive through the grant of options to acquire stock in the Company and encourage them to remain in the Company's service. The Plan should provide the Company means of rewarding outstanding performance, enhancing its competitive position, and attracting and retaining key personnel.

       The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee") having at least two members. Persons serving on the Committee must be members of the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any stock option granted under it.

       Under the Plan, the Committee may, at any time prior to July 6, 2008, grant to eligible persons either incentive stock options or non-qualified stock options for an aggregate of 1,000,000 shares of the Company's Common Stock. Any unexercised or canceled stock options may be reoptioned under the Plan. No options have yet been granted pursuant to the Plan. Although not eligible to receive grants of incentive stock options, members of the Board of Directors of the Company who are not full-time employees of the Company or one of its subsidiaries are eligible to receive grants of options. Directors who are full-time employees of the Company or one of its subsidiaries are eligible to receive grants of either incentive stock options or other options.

       Options granted under the Plan as incentive stock options are intended to be eligible for the favorable tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code (the "Code"). There are generally no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Upon exercise of an incentive stock option, the excess of the stock's fair market value on the date of exercise over the option exercise price will constitute an adjustment in calculating the optionee's alternative minimum tax, if any. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

       Options which are not incentive stock options generally have no tax consequences to the optionee or the Company by reason of their grant. Upon exercise of such a stock option, normally the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be generally entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

       Stock options granted under the Plan may be exercisable in whole or in part at any time or from time to time during their respective terms, but only to the extent that they have vested and only by tendering to the Company written notice of exercise accompanied by the purchase price. The purchase price of the Common Stock acquired on the exercise of any stock option may be paid by the optionee in cash or by the assignment to the Company of shares of Common Stock having a fair market value equal to the option price, or by any combination thereof.

       The Plan became effective upon approval of a majority of the Board of Directors; provided however, that the Plan shall be void and any options granted thereunder shall be void if a majority of the holders of outstanding Common Stock of the Company do not approve the Plan within twelve months after the date on which the Plan is adopted by the Board of Directors.

   The Board of Directors Recommends a Vote "FOR" the Adoption of the Proposal.


                    RELATIONSHIPS WITH INDEPENDENT AUDITORS

       The independent auditors of the Company are Ernst & Young LLP. The Company has requested that Ernst & Young LLP continue to act as the independent auditors of the Company for fiscal 1998. A representative of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions addressed to him.


                           PROPOSALS OF SHAREHOLDERS

       It is anticipated that the next annual meeting will be held in April 1999, with proxy solicitations commencing in March 1999. Any proposal to be presented at next year's annual meeting of shareholders must be received by the Company at its principal executive offices by December 31, 1998, for inclusion in the Company's proxy materials relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                 OTHER MATTERS

     Management knows of no matter to be presented for action at the meeting other than those described above. However, if any such other matter should properly come before the meeting, or if any vacancy in proposed slate of directors should be caused by an unexpected occurrence before the holding of the election, the proxies will vote thereon in accordance with the recommendations of management or for such other nominee as management may select.

     The statements set forth herein as to the present principal occupations of the nominees as directors, the beneficial ownership of securities of the Company, and other matters not of record with the Company, are based upon information furnished to the Company.


                                        By Order of the Board of Directors,


                                        ________________________________
                                        Stan R. Wylie
                                        Secretary

July 18, 1998

                                   EXHIBIT A
                                   ---------


          It is proposed that Article Four of the Articles of Incorporation of the Company be amended to read in full as follows:

                                 "ARTICLE FOUR
                                  ------------

               The Corporation is authorized to issue two classes of shares of stock to be designated as "preferred" and "common", respectively. The total number of shares that may be issued by the Corporation is ONE HUNDRED TEN MILLION (110,000,000) shares divided into: TEN MILLION (10,000,000) shares to be preferred shares with a par value of one dollar ($1.00 per share ("Preferred Stock"), and ONE HUNDRED MILLION (100,000,000) shares to be common shares with a par value of one-tenth of one cent ($.001) per share ("Common Stock").

               Each one (1) share of Common Stock issued and outstanding at the effective time of this amendment shall be and hereby is automatically changed without further action into one-fifth (1/5) of a fully paid and nonassessable share of Common Stock, provided that no fractional shares shall be issued pursuant to such change. The Corporation shall issue to each shareholder one share of Common Stock who would otherwise be entitled to a fractional share as a result of such change.



               The Board of Directors is authorized, from time to time, to divide the Preferred Stock into Series, to fix and determine separately for each Series any or all of the relative rights and preferences, to issue shares of any Series then or previously designated, fixed and determined, and to increase or decrease the number of shares within any Series. The relative rights and preferences of shares of Preferred Stock may vary between Series in any and all respects. Without limiting the foregoing, each Series may vary from any other Series with respect to the following relative rights and preferences:



                    (a) the rate of dividend payable with respect to the shares of any Series and the dates, terms and other conditions on which such dividend shall be payable;



                    (b) the nature of the dividend payable with respect to shares of any Series as cumulative, noncumulative or partially cumulative;



                    (c) the price at and the terms and conditions on which
               shares may be redeemed;



                    (d) the amount payable upon shares in the event of
               involuntary liquidation;

                    (e) the amount payable upon shares in the event of voluntary liquidation;



                    (f) sinking fund provisions (if any) for the redemption or purchase of shares;



                    (g) the terms and conditions on which shares may be
               converted if the shares of any Series are issued with the privilege of conversion;



                    (h) voting rights (including the number of votes per share, the matters on which the shares can vote and the contingencies which make the voting rights effective); and



                    (i) repurchase obligations of the Corporation with respect to the shares of any Series."

                                   EXHIBIT B
                                   ---------


          It is proposed that Article Nine of the Articles of Incorporation of the Company be amended to read in full as follows:


                                 "ARTICLE NINE
                                  ------------


               Cumulative voting of the shares of the stock of the Corporation, both Common Stock and Preferred Stock, is expressly prohibited. No holder of shares of Common Stock shall have any preemptive right whatsoever."

                                   EXHIBIT C
                                   ---------


          It is proposed that a new Article Ten be added to the Articles of Incorporation of the Company to read in full as follows:


                                 "ARTICLE TEN
                                  -----------


               No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except the liability of a director for (i) a breach of a director's duty of loyalty to the Corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, or (iv) an act or omission for which the liability of a director is expressly provided for by an applicable statute. If the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act, or other applicable law is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act, or other applicable law, as so amended.


               Any repeal or modification of the foregoing paragraph by the shareholders shall not adversely affect any right or protection of a director existing at the time of such repeal or modification."

                                   EXHIBIT D
                                   ---------


          It is proposed that a new Article Eleven be added to the Articles of Incorporation of the Company to read in full as follows:


                                 "ARTICLE ELEVEN
                                  --------------

               Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting in which the holders of all shares entitled to vote on the action were present and voted."

                                   EXHIBIT E
                                   ---------


                         ENTOURAGE INTERNATIONAL, INC.
                            1998 STOCK OPTION PLAN



     ENTOURAGE INTERNATIONAL, INC., a Texas corporation (the "Corporation"), sets forth herein the terms of the Entourage International, Inc. 1998 Stock Option Plan (the "Plan") as follows:

     1. PURPOSE

     The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to continue to serve the Corporation. Each stock option granted under the Plan is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, except (a) to the extent that any such Option would exceed the limitations set forth in Section 8 hereof and (b) for Options specifically designated at the time of grant as not being Incentive Stock Options.

     2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

     2.1 "Affiliate" means Entourage International, Inc. and any company or other trade or business that is controlled by or under common control with the Corporation (determined in accordance with the principles of Sections 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

     2.2  "Board" means the Board of Directors of the Corporation.

     2.3 "Cause" means, unless otherwise defined in an Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than misdemeanors or minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

     2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.5 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.

     2.6  "Corporation" means Entourage International, Inc.

     2.7  "Effective Date" means the date of adoption of the Plan by the Board.

     2.8 "Employer" means Entourage International, Inc. or other Affiliate which employs the designated recipient of an Option.

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

     2.11 "Grant Date" means the later of (i) the date as of which the Committee approves the grant and (ii) the date as of which the Optionee and the Corporation or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

     2.12 "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.

     2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code.

     2.14 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.15 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

     2.16   "Optionee" means a person who holds an Option under the Plan.

     2.17 "Option Period" means the period during which Options may be exercised as defined in Section 11.

     2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.19   "Plan" means the Entourage International, Inc. 1998 Stock Option
     Plan.

     2.20 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.21 "Stock" means the shares of common stock, par value $.001 per share, of the Corporation.

     2.22 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.


     3. ADMINISTRATION

     3.1. COMMITTEE

     The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     3.2. NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

     4. STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 19 hereof. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

     5. ELIGIBILITY

     Options may be granted under the Plan to (i) any officer or key employee of the Corporation, any Subsidiary or any Affiliate (including any such officer or key employee who is also a director of the Corporation, any Subsidiary or any Affiliate) or (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual may hold more than one Option, subject to such restrictions as are provided herein.

     6. EFFECTIVE DATE AND TERM

     6.1. EFFECTIVE DATE

     The Plan shall become effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of such Effective Date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Corporation; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of such Effective Date, any Options granted hereunder, shall be null, void and of no effect.

     6.2. TERM

     The Plan shall terminate on the date 10 years after the Effective Date.

     7. GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

     8. LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option (other than an Option described in Section 1 hereof) shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

     9. OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such

     Option Agreements shall comply with all terms of the Plan.

     10. OPTION PRICE

     The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100 percent of the Fair Market Value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the Fair Market Value of a share of the Stock covered by the Option at the time such Option is granted. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee).

     11. TERM AND EXERCISE OF OPTIONS

          11.1. TERM

     Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

          11.2. EXERCISE BY OPTIONEE

     Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 12 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.

          11.3. OPTION PERIOD AND LIMITATIONS ON EXERCISE

     Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan except Section 6.1, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section
     6.1 hereof.

          11.4. METHOD OF EXERCISE

     An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in Sections 11.4(a) and 11.4(b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of o force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          11.5. PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such Subsidiary) for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be greater than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

     12. TRANSFERABILITY OF OPTIONS

          12.1. TRANSFERABILITY OF OPTIONS

     Except as provided in Section 12.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

          12.2. FAMILY TRANSFERS

     An Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this
     Section 12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 12.2 hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.3.

     13. TERMINATION OF EMPLOYMENT

     Upon the termination of employment of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such Option shall terminate 90 days after the date of such termination of employment, unless earlier terminated pursuant to Section 11.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of employment of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of employment of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of employment of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, exercise a Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this Section 13 and Section 14, unless otherwise provided in an Option Agreement, a termination of employment with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter is employed with the Corporation, any other Subsidiary or any other Affiliate.

     14. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

          14.1. DEATH


     If an Optionee dies within the period during which the Option is exercisable, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, to the extent such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section
     11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

          14.2. DISABILITY

     If an Optionee terminates employment with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, to the extent such Option was exercisable immediately prior to such termination of employment; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to
     Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.



     15. USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

     16. SECURITIES LAWS

     The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     17. EXCHANGE ACT: RULE 16B-3

          17.1. GENERAL

     The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.

          17.2. COMMITTEE

     The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.



          17.3. RESTRICTION ON TRANSFER OF STOCK

     No director, officer or other "insider" of the Corporation subject to
     Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

     18. AMENDMENT AND TERMINATION

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. The Corporation also may retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option if the holder of such grant was employed by the Corporation, a Subsidiary, or an Affiliate and is terminated "for Cause," as defined in the applicable Option Agreement. Except as permitted under
     Section 19 hereof,
     no amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Option theretofore granted under the Plan.

     19. EFFECT OF CHANGES IN CAPITALIZATION

     19.1. CHANGES IN STOCK

     If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     19.2. REORGANIZATION WITH CORPORATION SURVIVING

     Subject to Section 19.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     19.3. OTHER REORGANIZATIONS; SALE OF ASSETS OR STOCK

     Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of n event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

     19.4. ADJUSTMENTS

     Adjustments under this Section 19 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     19.5. NO LIMITATIONS ON CORPORATION

     The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     20. WITHHOLDING

     The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

     21. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

     22. NONEXCLUSIVITY

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

     23. GOVERNING LAW

     This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Texas (but not including the choice of law rules thereof).

                         Entourage International Inc.
Proxy Solicited on Behalf of the Board of Directors of the Corporation for the
                        Annual Meeting of Stockholders

         The undersigned hereby constitutes and appoints Kip Yotter and Carol Henry, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Entourage International Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel Orange County Airport, 3050 Bristol Street, Costa Mesa, CA 92626, at 3:00 p.m. local time, on Tuesday, August 18, 1998, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).
         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4, 5, 6, 7 and 8.

1)  ELECTION OF DIRECTORS     Nominees: Alan Goldsberry, Warren Hernand, Paul Reyff, Sr., John Riemann, and Stan Wylie.
       [_] VOTE FOR all nominees listed above except as marked to the contrary below.     [_] VOTE WITHHELD from all nominees

To withhold authority to vote for any nominees(s) write
that nominees name on the line provided to the right
                                                     -----------------------------------------------------------------------
2)  COMPANY NAME CHANGE                                          3) RECLASSIFICATION OF STOCK
    [_] FOR     [_] AGAINST     [_] ABSTAIN                         [_] FOR     [_] AGAINST     [_] ABSTAIN

4)  ELIMINATE CUMULATIVE VOTING                                  5) LIMIT DIRECTOR AND SHAREHOLDER LIABILITY
    [_] FOR     [_] AGAINST     [_] ABSTAIN                         [_] FOR     [_] AGAINST     [_] ABSTAIN

                 (continued and to be signed on reverse side)

                         (continued from reverse side)


6) SHAREHOLDER ACTION BY WRITTEN CONSENT     7) ADOPTION OF 1998 STOCK OPTION PLAN      8) OTHER BUSINESS OR ACTIONS
   [_] FOR   [_] AGAINST   [_] ABSTAIN          [_] FOR   [_] AGAINST   [_] ABSTAIN        [_] FOR   [_] AGAINST   [_] ABSTAIN

                                      Dated:                             , 1998
                                            -----------------------------

                                      -----------------------------------------
                                      Signature of Stockholder

                                      -----------------------------------------
                                      Signature of Stockholder if held Jointly

                                      This proxy must be signed exactly as the
                                                                -------
                                      name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
                                      If a partnership, please sign in full
                                      partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.